Exhibit 31.1

CERTIFICATION ACCOMPANYING PERIODIC REPORT

PURSUANT TO SECTION 302

OF THE SARBANES-OXLEY ACT OF 2002

I, Julien Signès, President and Chief Executive Officer, certify that:

1.	I have reviewed this Annual Report on Form 10-K/A of Envivio, Inc.; and

2.	Based on my knowledge, this report does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in light of the circumstances under which such statements were made, not misleading with respect to the period covered by this report.

By:	/s/ Julien Signès
Julien Signès
President and Chief Executive Officer

Date: May 29, 2015